January 31, 2003

LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Portfolio of Investments – (Unaudited)
January 31, 2003
			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

COMMERCIAL MORTGAGE BACKED SECURITIES – 86.1%
Bear Stearns Commercial Mortgage Securities
Series 1999-C1, Class F*	5.64%	02/14/31	$4,001	$3,379,477
Series 1999-C1, Class H*	5.64	02/14/31	1,793	1,340,011
Series 1999-C1, Class I*	5.64	02/14/31	9,560	5,604,415
Series 1999-C1, Class J*	5.64	02/14/31	2,390	383,146
Series 1999-C1, Class K*	5.64	02/14/31	1,767	99,823
Series 1999-WF2, Class H*	6.00	06/15/14	2,500	2,069,538

				12,876,410

Chase Commercial Mortgage Securities Corp.
Series 2000-2, Class G*	6.65	07/15/32	3,756	3,510,536
Series 2000-2, Class I*	6.65	07/15/32	5,541	4,357,920
Series 2000-2, Class J*	6.65	07/15/32	7,387	5,318,821

				13,187,277

Citicorp Mortgage Secs Incorporated
Series 2002-11, Class B4*	5.82	11/25/32	1,048	886,466
Series 2002-11, Class B5	5.82	11/25/32	524	313,250
Series 2002-11, Class B6*	5.82	11/25/32	787	184,888

				1,384,604

Commercial Mortgage Acceptance Corp.
Series 1998-C2, Class F*	5.44	09/15/30	5,000	4,256,895
First Union National Bank Commercial Mortgage
Series 2001-C2, Class K*	6.46	01/12/43	1,499	1,368,819
GE Capital Commercial Mortgage Corp.
Series 2000-1, Class G*	6.13	01/15/33	8,359	7,544,207
Heller Financial Commercial Mortgage Asset
Series 2000-PH1, Class G*	6.75	01/17/34	2,925	2,668,126
JP Morgan Commercial Mortgage Finance Corp.
Series 1999-C7, Class F*	6.00	10/15/35	7,000	6,430,697
LB-UBS Commercial Mortgage Trust
Series 2002 C2, Class V**	0.00	07/15/32	0	0
Series 2002-C2, Class Q*	5.68	07/15/35	5,675	3,552,890
Series 2002-C2, Class S*	5.68	07/15/35	2,270	692,315
Series 2002-C2, Class T*	5.68	07/15/35	2,270	656,153
Series 2002-C2, Class U*	5.68	07/15/35	9,079	2,486,754
Series 2001-C7, Class J*	5.87	12/01/31	3,662	3,178,892
Series 2001-C7, Class L*	5.87	12/01/31	3,299	2,440,683
Series 2000-C5, Class J*	6.22	12/15/32	2,486	2,119,591

				15,127,278

Morgan Stanley Cap I Inc.
Series 1999-FNV1, Class G*	6.12	03/15/31	3,000	2,823,867
Series 1999-FNV1, Class H*	6.12	03/15/31	3,951	3,601,329
Series 1998-WF1, Class F*	7.30	03/15/30	5,000	5,171,900

				11,597,096

LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Portfolio of Investments – (Unaudited)
January 31, 2003
			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

Morgan Stanley Dean Witter Capital I
Series 2002-IQ3, Class E*	5.98%	09/15/37	$2,145	$2,206,920
Mortgage Capital Funding, Inc.
Series 1996-MC1, Class G*	7.15	06/15/06	2,900	2,888,203
Nationslink Funding Corp.
Series 1998-2, Class F*	7.11	08/20/30	5,625	5,290,104
Series 1996-1, Class F*	7.35	02/20/06	2,686	2,843,551

				8,133,655

PNC Mortgage Acceptance Corp.
Series 2001-C1, Class H*	5.91	03/12/34	1,875	1,661,289
Series 2001-C1, Class J*	5.91	03/12/34	1,875	1,611,143

				3,272,432

Residential Finance Limited Partnership
Series 2002-A, Class B7	6.88	10/10/34	3,500	3,500,000
Salomon Brothers Mortgage Securities VII Inc.
Series 1999-C1, Class H*	7.00	05/18/32	6,700	5,789,503
Wachovia Bank Commercial Mortgage Trust
Series 2003-C3, Class J*	4.98	02/15/35	2,045	1,602,769

Total Commercial Mortgage Backed Securities (Cost – $95,082,625)				103,834,891

INTEREST ONLY SECURITIES – 2.9%
Commercial Mortgage Acceptance Corp.
Series 1998 C2, Class X(a) (Cost – $3,484,798)	1.33 †	09/15/30	73,563	3,532,268

REPURCHASE AGREEMENT – 8.7%
Dated 01/23/03, with Morgan Stanley Dean Witter; proceeds: $9,303,627; collateralized by $6,485,000 U.S. Treasury Bond; 8.50%, due 02/15/20, value $9,491,486	1.17	02/04/03	9,300	9,300,000
Dated 01/31/03, with State Street Corp.; proceeds: $1,261,053; collateralized by $1,270,000 U.S. Treasury Note; 4.00%, due 04/30/03, value: $1,291,245	0.50	02/03/03	1,261	1,261,000

Total Repurchase Agreement (Cost – $10,561,000)				10,561,000

Total Investments – 97.7% (Cost – $109,128,423)				117,928,159
Other Assets in Excess of Liabilities – 2.3%				2,728,982

NET ASSETS – 100.0%				$120,657,141

*	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only resold in transactions exempt from registration, normally to qualified institutional buyers.
**	Acquired in connection with purchase of LB-UBS Commercial Mortgage Trust Series 2002-C2 Classes Q, S, T, and U.
†	Variable Rate Security – Interest Rate is in effect as of January 31, 2003.
(a)	Interest rate and principal amount are based on the notional amount of the underlying mortgage pools.

See notes to financial statements.

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LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Statement of Assets and Liabilities – (Unaudited)
January 31, 2003

Assets:
Investments, at value (cost $109,128,423) (Note 2)	$117,928,159
Cash	551
Receivable for investments sold	29,104,098
Interest receivable	876,918
Principle paydowns receivable	3,654
Prepaid expenses and other assets	10,817

Total assets	147,924,197

Liabilities:
Income distribution payable	25,376,293
Payable for investments purchased	1,604,284
Investment advisory fee payable	182,663
Administration fee payable	58,680
Other accrued expenses	45,136

Total liabilities	27,267,056

Net Assets (equivalent to $8.42 per share based on 14,336,889 shares issued and outstanding)	$120,657,141

Composition of Net Assets:
Capital stock, at par ($.001) (Note 5)	$14,334
Additional paid-in capital (Note 5)	152,327,408
Overdistributed net investment income	(15,007,614)
Overdistributed net realized gains	(25,476,724)
Net unrealized appreciation	8,799,737

Net assets applicable to capital stock outstanding	$120,657,141

See notes to financial statements.

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LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Statement of Operations – (Unaudited)
For the Six Months Ended January 31, 2003

Investment Income (Note 2):
Interest	$6,096,579

Expenses:
Investment advisory fees (Note 3)	403,934
Administration fees (Note 3)	121,180
Custodian	26,912
Legal fees	12,997
Audit and tax service fees	15,450
Transfer agency	5,717
Director’s fees	5,115
Other expenses	35,867

Total operating expenses	627,172
Less expenses waived by the investment adviser (Note 3)	(21,271)

Net expenses	605,901

Net investment income	5,490,678

Realized and Unrealized Gains on Investments (Note 2):
Net realized gain on investments	6,037,065
Net change in unrealized appreciation/depreciation on investments	591,065

Net realized and unrealized gains on investments	6,628,130

Net increase in net assets resulting from operations	$12,118,808

See notes to financial statements.

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LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Statement of Changes in Net Assets

	For the Six Months
	Ended	For the Year
	January 31, 2003	Ended
	(Unaudited)	July 31, 2002

Increase in Net Assets Resulting from Operations:
Net investment income	$5,490,678	$10,753,430
Net realized gain on investments and swap agreements	6,037,065	2,351,380
Net change in unrealized appreciation/depreciation on investments and swap agreements	591,065	5,057,478

Net increase in net assets resulting from operations	12,118,808	18,162,288

Dividends to Shareholders (Note 2)
Net investment income	(19,841,413)	(10,501,426)
Net realized gains	(6,011,896)	(2,224,572)
Returns of capital	(25,376,295)	—

Total dividends	(51,229,604)	(12,725,998)

Capital Stock Transactions (Note 5)
Net proceeds from sales of shares (2,663,253 shares)	—	30,000,000
Issued to shareholders in reinvestment of distributions (74,212 and 1,187,466 shares respectively)	845,607	12,716,175

Net increase from capital shares transactions	845,607	42,716,175

Total increase (decrease) in net assets	(38,265,189)	48,152,465

Net Assets:
Beginning of period	158,922,330	110,769,865

End of period (including overdistributed net investment income of $(15,007,614) and $(656,879) respectively)	$120,657,141	$158,922,330

See notes to financial statements.

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LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Financial Highlights

	For the
	Six Months
	Ended
	January 31,	For the Year	For the Year	For the Period
	2003	Ended	Ended	Ended
	(Unaudited)	July 31, 2002	July 31, 2001	July 31, 2000

Per Share Operating Performance:
Net asset value, beginning of period	$11.14	$10.64	$10.18	$10.00

Net investment income	0.39	0.91	0.72	2.83
Net realized and unrealized gains on investments and swap agreements	0.47	0.63	0.69	0.03

Net increase in net asset value resulting from operations	0.86	1.54	1.41	2.86

Dividends from net investment income	(1.39)	(0.87)	(0.82)	(2.68)
Dividends from net realized gains	(0.42)	(0.17)	(0.13)	—
Dividends from returns of capital	(1.77)	—	—	—

Total dividends	(3.58)	(1.04)	(0.95)	(2.68)

Net asset value, end of period	$8.42	$11.14	$10.64	$10.18

Total Investment Return	7.91% (1)	15.07%	14.22%	3.95%	(1)

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period ($000s)	$120,657	$158,922	$110,770	$50,254
Operating expenses	0.78% (2)	0.81%	0.88%	0.79%	(2)
Total expenses	0.75% (2)	0.75%	0.75%	0.69%	(2)
Net investment income	6.80% (2)	9.08%	7.84%	5.94%	(2)
Portfolio turnover rate	55% (1)	113%	41%	26%	(1)

(1) Not Annualized

(2) Annualized

See notes to financial statements.

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LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Notes to Financial Statements – (Unaudited)
January 31, 2003

1.      The Fund

The Lend Lease Hyperion High-Yield CMBS Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 12, 1995; and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified closed-end management investment company. The Fund has an agreement with its majority shareholder to liquidate the Fund by December 31, 2003, unless the majority shareholder agrees to continue its investment in the Fund.

The Fund’s investment objective is to provide a high total return by investing in securities backed by real estate mortgages. No assurance can be given that the Fund’s investment objective will be achieved.

2.     Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Securities held by the Fund are valued based upon the bid price where market quotations are readily available. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures approved by the Fund’s Board of Directors. As a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some of the general factors that are considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The value of mortgage-backed securities can be significantly affected by changes in interest rates or in the financial conditions of an issuer or market.

Securities Transactions: Securities transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost basis.

Interest Income: Interest income is accrued as earned. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Income Taxes: The Fund intends to qualify and meet the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders: Distributions from net investment income and net realized capital gains (including net short term capital gains), if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the fund as a whole.

Repurchase Agreements: The Fund regularly invests in repurchase agreements. A repurchase agreement is an agreement by which the Fund purchases securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed date. The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Lend Lease Hyperion Capital Advisors, L.L.C. (the “Adviser”) is responsible for determining that the value of

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LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Notes to Financial Statements – (Unaudited)
January 31, 2003

these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Swap agreements: The Fund may enter into interest rate swap agreements. An interest rate swap agreement preserves a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the effective maturity or interest rate sensitivity of its portfolio. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Entering into this agreement involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for this agreement, that the counterparty to the agreement may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates.

As of January 31, 2003, the Fund did not hold swap agreements.

3.     Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund’s average weekly net assets. During the six months ended January 31, 2003, the Adviser earned $403,934 in investment advisory fees, of which the Adviser has waived $21,271 of its fee.

The Adviser has agreed to either waive or reimburse the ongoing expenses of the Fund to the extent that such expenses exceed .75% of average daily net assets per annum.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the “Administrator”). The Administrator entered into a sub-administration agreement with State Street Corp. (the “Sub-Administrator”), an affiliate of the Fund’s Custodian. The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.15% of the Fund’s average weekly net assets. During the six months ended January 31, 2003, the Administrator earned $121,180 in Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Adviser, Administrator and Sub-Administrator.

4.     Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the six months ended January 31, 2003, were $63,351,283 and $117,094,542 respectively. Purchases and sales of U.S. Government securities, excluding short-term securities, for the six months ended January 31, 2003 were $16,410,000 and $16,601,250, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury.

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LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Notes to Financial Statements – (Unaudited)
January 31, 2003

At January 31, 2003, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed for financial reporting purposes, are as follows:

Aggregate Cost	$109,128,423

Gross unrealized appreciation	$8,845,850
Gross unrealized depreciation	$(46,113)

Net unrealized appreciation	$8,799,737

5.     Capital Stock

There are 100 million shares of $0.001 par value common stock authorized. Of the 14,336,889 shares outstanding at January 31, 2003, the Adviser owned 14,468 shares.

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LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Lend Lease Hyperion High-Yield CMBS Fund, Inc. (the “Fund”).

	Position(s) Held with		Number of
	Fund and Term of		Portfolios in Fund
Name, Address	Office and Length of	Principal Occupation(s) During Past 5 Years	Complex Overseen
and Age	Time Served	and Other Directorships Held by Director	by Director

Robert F. Birch c/o One Liberty Plaza, New York, New York 10006-1404 Age 66	Director, Member of The Audit Committee Elected Director since May 2002	Director and/or Trustee of several investment companies (4) advised by Hyperion Capital Management, Inc. or by its affiliates (1998- Present); Director of Lend Lease Hyperion High Yield CMBS Fund, Inc. (2002-Present); Chairman and President, New America High Income Fund (1992-Present); Chairman of the Board and Co-Founder, The China Business Group, Inc. (1996-Present); Director, Brandywine Funds (3) (2001 to Present). Formerly, Director and Strategic Planning Consultant, Dewe Rogerson, Ltd. (1994-1998).	4

Leo M. Walsh, Jr. c/o One Liberty Plaza, New York, New York 10006-1404 Age 70	Director, Chairman of the Audit Committee Elected Since Fund’s Inception	Director and/or Trustee of several investment companies (4) advised by Hyperion Capital Management, Inc. or by its affiliates (1989- Present); Financial Consultant for Medco Health Solutions Inc. (formerly Merck-Medco Managed Care LLC.) (1994-Present); Director of Lend Lease Hyperion Mortgage Opportunity Fund, Inc. and Lend Lease Hyperion High Yield CMBS Fund, Inc.	4

Harald R. Hansen c/o One Liberty Plaza, New York, New York 10006-1404 Age 71	Director, Member of the Audit Committee Elected Since Fund’s Inception	Chief Executive Officer of First Union National of Georgia in 1987. Chairman in 1989 held position until he retired in 1996. Executive Vice President in charge of the General Banking Group of First National Bank of Georgia. Director of Atlanta Symphony, Midtown Alliance and U.S. Disabled Athletes Fund. Trustee and Vice Chairman of the Board of Oglethorpe University; President of the Board of Trustees of Asheville School and a Trustee of the Tull Foundation. Corporate Boards of Magnet Communication Inc. and Wachovia Corp.	1

Clifford E. Lai c/o One Liberty Plaza, New York, New York 10006-1404 Age 49	Director and Chairman of the Board Elected Annually Since October 2000	President (since November 1998) of Hyperion Capital Management, Inc. (March 1993- Present); President (since June 1997) of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (Senior Vice President from April 1993 to June 1997); President (since October 1995) of The Hyperion Total Return Fund, Inc.; President since June 2002 of The Hyperion Strategic Mortgage Income Fund, Inc.; Director and Chairman of the Board (since October 2000) of the Lend Lease Hyperion High-Yield CMBS Fund, Inc. Formerly, President (December 1999-October 2000) of the Lend Lease Hyperion High-Yield CMBS Fund, Inc.; Senior Vice President (November 1998 — December 1999) of the Lend Lease Hyperion High-Yield Commercial Mortgage Fund, Inc; Senior Vice President (September 1995 — November 1998) of the Equitable Real Estate Hyperion High-Yield Commercial Mortgage Fund, Inc.	1

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LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Information Concerning Directors and Officers (Unaudited)

Officers of the Fund
	Position(s) Held with	Term of Office and	Principal Occupation(s)
Name, Address and Age	Fund	Length of TimeServed	During Past 5 Years

D. Boyd Johnson c/o One Liberty Plaza, New York, New York 10006-1404 Age 44	President	Elected Annually Since October 2001	Senior Vice President and Board of Managers of Lend Lease Hyperion Capital Advisors, L.L.C (January 2002 to Present). Principal and Head of Debt Advisory Lend Lease Real Estate Investments, Inc. (January 2001 to Present).

Larry L. Hicks c/o One Liberty Plaza, New York, New York 10006-1404 Age 45	Senior Vice President	Elected Annually Since October 2000	Chairman, CEO and Board of Managers of Lend Lease Hyperion Capital Advisors, L.L.C. (January 2002 to Present). Principal and Director of Commercial Mortgage-Backed Securities, Lend Lease Real Estate Investments, Inc. (March 2000 to Present).

Thomas F. Doodian c/o One Liberty Plaza, New York, New York 10006-1404 Age 43	Treasurer	Elected Annually Since December 1999	Managing Director, Chief Operating Officer (1998-Present) and Director of Finance and Operations, Hyperion Capital Management, Inc. (July 1995-Present). Treasurer of several investment companies advised by Hyperion Capital Management, Inc. (February 1998-Present).

Joseph Tropeano c/o One Liberty Plaza, New York, New York 10006-1404 Age 41	Secretary	Elected Annually Since December 1999	Director and Compliance Officer, Hyperion Capital Management, Inc. (1993-Present); Secretary and Compliance Officer of several investment companies advised by Hyperion Capital Management, Inc. (1994-Present); Secretary and Compliance Officer, Lend Lease Hyperion Capital Advisors, LLC (1995-Present); Secretary and Compliance Officer of Lend Lease Hyperion High-Yield CMBS Fund, Inc. (1998-Present). Formerly, Assistant Secretary and Compliance Officer, AIG Hyperion Inc. (1994-2002); Vice President and Compliance Officer, Hyperion Distributors, Inc. (1994-1998).

The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

________________________________________________________________________________
Officers & Directors

D. Boyd Johnson
President

Clifford E. Lai
Director and Chairman of the Board

Leo M. Walsh, Jr.*
Director

Harald R. Hansen*
Director

Robert F. Birch*
Director

Larry L. Hicks
Senior Vice President

Thomas F. Doodian
Treasurer and Assistant Secretary

Joseph Tropeano
Secretary and Assistant Treasurer

* Audit Committee Members

The accompanying financial statements as of January 31, 2003 were not audited and, accordingly, no opinion is expressed on them.
This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund Shares.

Lend Lease High-Yield CMBS Fund, Inc.

One Liberty Plaza
165 Broadway, 36th Floor
New York, NY 10006-1404